UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22133

ALPS VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq.

ALPS Variable Insurance Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 – December 31, 2010

Item 1.	Reports to Stockholders.

RED ROCKS

AVS LISTED PRIVATE EQUITY PORTFOLIO

An ALPS Advisors, Inc. Solution

CLASS I & II SHARES

ANNUAL REPORT

December 31, 2010

AVS Listed Private Equity Portfolio	Shareholder Letter
December 31, 2010 (Unaudited)

With the closing of the AVS Listed Private Equity Portfolio (the Fund) we wish to express our gratitude to our clients for their support. This will be our last commentary for the Fund.

Several items of note occurred during 2010 and continued into the year-end:

•	First, the pace of the recovery exceeded our expectations on a macroeconomic level and specifically within the private equity sector, including top-line growth expectations;

•	Second, the recovery on multiples paid on private equity transactions exceeded our expectations, due in part to the credit markets showing some stability in 2010; and the

•

Third, relates to our product performance. We are both happy and surprised by the relative and absolute performance of private equity when compared to most recognized global benchmarks. For this we are thankful.

We would like to thank the management teams of the listed private equity companies in which we invest. We are most grateful for their tenacity and their discipline for staying the course.

For the year ended December 31, 2010, the Portfolio’s Class I shares posted a return of 21.73% underperforming its primary benchmark the S&P Listed Private Equity Index and outperforming its secondary benchmark the MSCI World Index which returned 31.51% and 11.76%, respectively.

Prior to the liquidation of the Fund, we exited six holdings and we added nine companies to the Fund during 2010. Our low turnover emphasizes the belief that long-term investments in private equity require patience. Additions included Blackstone Group LP, Brookfield Asset Management, Orkla ASA and HBM Bioventures AG-A.

Contributors to performance for the year included KKR & CO LP, Conversus Capital and Onex Corporation.

Detractors to performance for the year included GP Investments LTD, IP Group PLC and Dinamia Capital Privado.

The private equity landscape appears well positioned for 2011. Deal activity is on the rise and we anticipate that M&A (mergers and acquisitions) may have a solid year. Debt is available for transactions with reasonable terms. We see idled cash levels decreasing as deals get completed, including select deals in the IPO market (those smaller in size and with less leverage). Time will tell if some of the larger deals, such as HCA, Toys”R”US and Nielsen’s can be completed. Many global challenges still remain, including European sovereign debt, the U.S. housing market, various geopolitical issues and China with its growing pains.

Annual Report | December 31, 2010	1

Shareholder Letter	AVS Listed Private Equity Portfolio
December 31, 2010 (Unaudited)

During 2010, we continued to evaluate the same attributes as in the past: valuation, leverage, the ability to monetize private investments and the ability to find and acquire promising private companies at reasonable prices. We remained approximately 70% invested outside the U.S.

Again, we thank you for your support and we wish you well in the future.

Mark Sunderhuse

Co-Portfolio Manager

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment). There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

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AVS Listed Private Equity Portfolio	Shareholder Letter
December 31, 2010 (Unaudited)

AVS Listed Private Equity Portfolio Performance Summary

Past performance is no guarantee of future results. The illustration below is based on a hypothetical $10,000 investment in each class since inception (4/30/08). All results shown assume reinvestment of dividends and capital gains.

Class I Return of $10,000 based on actual performance

Class II Return of $10,000 based on actual performance

Annual Report | December 31, 2010	3

Shareholder Letter	AVS Listed Private Equity Portfolio
December 31, 2010 (Unaudited)

Average Annual Total Returns (as of December 31, 2010)*

	One Year	Since Inception(c)
Class I	21.73%	-15.28%
Class II	22.03%	-15.37%
S&P Listed Private Equity Index (a)	31.51%	-7.56%
MSCI World Index (b)	11.76%	-3.88%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance data may be higher or lower than actual data quoted.

The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

(a)

S&P Listed Private Equity Index: The S&P Listed Private Equity Index is comprised of 30 leading listed private equity companies that meet size, liquidity, exposure and activity requirements. The index is designed to provide tradable exposure to the leading publicly listed companies in the private equity space. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b)

MSCI World Index: Morgan Stanley Capital International’s Market Capitalization Weighted Index is composed of companies representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific Region. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(c)	Portfolio inception date is 4/30/08.
*

The performance does not reflect the impact of costs associated with variable contracts, qualified pension and retirement plans or registered and unregistered separate accounts which when deducted will reduce the return figures shown. As stated in the most recent prospectus, the Portfolio’s gross expense ratio is 8.99% and 6.87% for Class I and Class II shares, respectively. These ratios do not correlate to the gross annualized expense ratios included in the Financial Highlights in this Annual Report.

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AVS Listed Private Equity Portfolio	Disclosure of Portfolio Expenses
December 31, 2010 (Unaudited)

As a shareholder of AVS Listed Private Equity Portfolio, you will incur only one of two potential types of costs. You will not incur transaction costs, which include sales charges and redemption fees. However, you will incur ongoing costs, including management fees, distribution and service (12b-1) fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2010 and held until December 31, 2010.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Portfolio costs only and do not reflect transaction fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction fees were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Net Expense Ratio(a)	Expenses Paid During Period 7/1/10 – 12/31/10(b)
Class I
Actual Fund Return	$ 1,000.00	$ 1,290.40	1.15%	$ 6.64
Hypothetical Fund Return (5% return before expenses)	$ 1,000.00	$ 1,019.41	1.15%	$ 5.85
Class II
Actual Fund Return	$ 1,000.00	$ 1,294.60	1.40%	$ 8.10
Hypothetical Fund Return (5% return before expenses)	$ 1,000.00	$ 1,018.15	1.40%	$ 7.12

(a)

Annualized, based on the Portfolio’s net expenses from July 1, 2010 through December 31, 2010. See Financial Highlights for the Portfolio’s gross annualized expense ratios respective to Class I and Class II Shares.

(b)

Expenses are equal to the Portfolio’s annualized net expense ratio, of 1.15% or 1.40% for Class I or Class II shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent six months (184), then divided by 365.

Note on Fees. If you are an owner of variable annuity contracts or variable life insurance policies (“Contracts”), you may also incur fees associated with the Contracts you purchase, which are not reflected in the example above. Additional information about the cost of investing in the Portfolio is presented in the prospectus for your Contracts through which the Portfolio’s shares are offered to you.

Annual Report | December 31, 2010	5

Statement of Assets and Liabilities	AVS Listed Private Equity Portfolio
December 31, 2010 ( Liquidation Basis)

ASSETS:
Cash	$9,170,465
Receivable for portfolio shares sold	741
Interest and dividends receivable	16,831
Other assets	834

Total Assets	9,188,871

LIABILITIES:
Payable for portfolio shares redeemed	$3,813,607
Payable for distribution and service fees	3,199
Payable to advisor	5,797
Payable for administrative fees	640
Payable for printing fees	5,611
Payable to custodian	7,646
Payable for legal fees	2,739
Accrued expenses and other liabilities	34,117

Total Liabilities	3,873,356

Net Assets	$5,315,515

NET ASSETS CONSIST OF:
Paid-in capital	$5,315,391
Net unrealized appreciation on translation of assets and liabilities in foreign currencies	124

Net Assets	$5,315,515

PRICING OF SHARES:
Class I:
Net Assets	$6,074
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,439

Net assets value, offering and redemption price per share	$1.77

Class II:
Net Assets	$5,309,441
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,143,432

Net assets value, offering and redemption price per share	$4.64

See Notes to Financial Statements.

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AVS Listed Private Equity Portfolio	Statement of Operations
For the Year Ended December 31, 2010 (Liquidation Basis)

INVESTMENT INCOME:
Dividends (Net of withholding taxes of $14,349)	$188,252

Total Investment Income	188,252

EXPENSES:
Investment advisory fee	84,927
Administration fee	7,993
Distribution and service fees - Class II	39,917
Transfer agent fees	73
Custodian fees	43,058
Legal fees	27,728
Audit fees	26,275
Trustees’ fees and expenses	34,960
Reports to shareholder and printing fees	25,799
Insurance fees	19,913
Other expenses	17,934

Total expenses before waiver	328,577

Less fees waived/reimbursed by investment advisor and sub-advisor:
Class I	(440)
Class II	(188,304)

Total Net Expenses	139,833

Net Investment Income	48,419

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,982,691
Net realized gain on foreign currency transactions	2,109
Net change in unrealized depreciation on investments	(761,025)
Net change in unrealized depreciation on foreign currency translation	(49,464)

Net Realized and Unrealized Gain on Investments	2,174,311

Net Increase in Net Assets Resulting from Operations	$2,222,730

See Notes to Financial Statements.

Annual Report | December 31, 2010	7

Statements of Changes in Net Assets	AVS Listed Private Equity Portfolio

	For the Year Ended December 31, 2010 (Liquidation Basis)	For the Year Ended December 31, 2009

OPERATIONS:
Net investment income	$48,419	$22,727
Net realized gain/(loss) on investments and foreign currency transactions	2,984,800	(351,043)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(810,489)	1,659,736
Net increase in net assets resulting from operations	2,222,730	1,331,420

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class I	(2,049)	(11,190)
Class II	(1,539,325)	(25,914)
From net realized gains on investments
Class I	(1,039)	–
Class II	(885,842)	–
From tax return of capital
Class I	(48)	–
Class II	(36,408)	–
Total distributions	(2,464,711)	(37,104)

SHARE TRANSACTIONS:
Class I
Issued to shareholders in reinvestment of distributions	3,137	11,190
Cost of shares redeemed	(21,380)	–
Net increase/(decrease) from share transactions	(18,243)	11,190
Class II
Proceeds from sale of shares	9,886,563	6,920,806
Issued to shareholders in reinvestment of distributions	2,461,575	25,914
Cost of shares redeemed	(14,775,144)	(1,571,309)
Net increase/(decrease) from share transactions	(2,427,006)	5,375,411

Net increase/(decrease) in net assets	(2,687,230)	6,680,917

NET ASSETS:
Beginning of year	8,002,745	1,321,828
End of year*	$5,315,515	$8,002,745

*Includes undistributed net investment income of:	$–	$101,633

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AVS Listed Private Equity Portfolio	Statements of Changes in Net Assets

	For the Year Ended December 31, 2010 (Liquidation Basis)	For the Year Ended December 31, 2009

OTHER INFORMATION - SHARES:
Class I
Issued to shareholders in reinvestments of distributions	1,772	3,793
Redeemed	(7,126)	–
Net increase/(decrease) in shares outstanding	(5,354)	3,793

Class II
Sold	1,835,330	1,521,662
Issued to shareholders in reinvestments of distributions	529,371	5,032
Redeemed	(2,746,879)	(348,696)
Net increase/(decrease) in shares outstanding	(382,178)	1,177,998

See Notes to Financial Statements.

Annual Report | December 31, 2010	9

Financial Highlights	AVS Listed Private Equity Portfolio
For a share outstanding throughout the periods presented.	Class I

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Period April 30, 2008 (inception) to December 31, 2008

Net asset value - beginning of period	$3.00	$3.76	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income including reimbursement/waiver	0.04(a)	0.93	0.17
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.61	0.55	(6.41)
Total from investment operations	0.65	1.48	(6.24)

DISTRIBUTIONS:
From net investment income including reimbursement/waiver	(1.23)	(2.24)	–
From net realized gain	(0.62)	–	–
From tax return of capital	(0.03)	–	–
Total distributions	(1.88)	(2.24)	–
Net decrease in net asset value	(1.23)	(0.76)	(6.24)
Net asset value - end of year	$1.77	$3.00	$3.76

Total Return*	21.73%	40.32%	(62.40)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$6	$26	$19
Net investment income including reimbursement/waiver	1.19%	1.29%	3.46%(c)
Operating expenses including reimbursement/waiver	1.15%	1.15%	1.15%(c)
Operating expenses excluding reimbursement/waiver	3.39%	8.83%	48.43%(c)
Portfolio turnover rate(d)	102%	51%	27%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns for periods less than one year are not annualized.
(c)	Annualized.
(d)

A portfolio turnover rate is the percentage computed by taking the lesser of the purchases and sales of portfolio securities (excluding securities with a maturity date of less than one year or less at the time of acquisition) for a period dividing it by the monthly average market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2010 were $8,868,699 and $19,097,673, respectively.

*	Assumes reinvestment of any dividends and distributions.

See Notes to Financial Statements.

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AVS Listed Private Equity Portfolio	Financial Highlights
Class II	For a share outstanding throughout the periods presented.

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Period April 30, 2008 (inception) to December 31, 2008
Net asset value - beginning of period	$5.23	$3.75	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income including reimbursement/waiver	0.03(a)	0.00(b)	0.04
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	1.11	1.50	(6.29)
Total from investment operations	1.14	1.50	(6.25)

DISTRIBUTIONS:
From net investment income including reimbursement/waiver	(1.08)	(0.02)	–
From net realized gain	(0.62)	–	–
From tax return of capital	(0.03)	–	–
Total distributions	(1.73)	(0.02)	–
Net increase/(decrease) in net asset value	(0.59)	1.48	(6.25)
Net asset value - end of year	$4.64	$5.23	$3.75

Total Return*	22.03%	39.93%	(62.50)%(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$5,309	$7,976	$1,303
Net investment income including reimbursement/waiver	0.48%	0.66%	2.39%(d)
Operating expenses including reimbursement/waiver	1.40%	1.40%	1.40%(d)
Operating expenses excluding reimbursement/waiver	3.29%	6.71%	25.97%(d)
Portfolio turnover rate(e)	102%	51%	27%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005.
(c)	Total returns for periods less than one year are not annualized.
(d)	Annualized.
(e)

A portfolio turnover rate is the percentage computed by taking the lesser of the purchases and sales of portfolio securities (excluding securities with a maturity date of less than one year or less at the time of acquisition) for a period dividing it by the monthly average market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2010 were $8,868,699 and $19,097,673, respectively.

*	Assumes reinvestment of any dividends and distributions.

See Notes to Financial Statements.

Annual Report | December 31, 2010	11

Notes to Financial Statements	AVS Listed Private Equity Portfolio
December 31, 2010

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ALPS Variable Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Delaware business trust by a Declaration of Trust dated September 17, 2007. The Trust consists of one series, the AVS Listed Private Equity Portfolio (the “Portfolio”).

The Portfolio offers Class I and Class II shares (collectively, the “Classes” and individually, each a “Class”). Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

The Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies. The Portfolio also may be used as an investment vehicle for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolio are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies, and to qualified pension and retirement plans and registered and unregistered separate accounts. Shares are not offered to the general public.

The Trust’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

On September 20, 2010, the Board of Trustees (“Board” or “Trustees”) authorized an orderly liquidation of the Portfolio. Therefore, the Portfolio’s financial statements as of and for the year ended December 31, 2010 have been prepared on a liquidation basis. The effective date of the Portfolio’s liquidation was on January 7, 2011.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation: The Board of Trustees (“Board” or “Trustees”) has approved procedures to be used to value the Portfolio’s securities for the purposes of determining the Portfolio’s net asset value (“NAV”). The valuation of the securities of the Portfolio is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Portfolio to ALPS Fund Services, Inc. (“ALPS” or the “Administrator”).

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AVS Listed Private Equity Portfolio	Notes to Financial Statements
December 31, 2010

The Portfolio generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4 p.m. Eastern time).

The Portfolio’s currency valuations, if any, are done as of the close of regularly scheduled trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Portfolio’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Portfolio’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because the Portfolio invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), the Portfolio may use fair valuation procedures more frequently than portfolios that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). The Portfolio may also use fair value procedures if the Fair Value Committee determines that a significant event has occurred between the time at which a market price is determined and the time at which the Portfolio’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Portfolio prices its shares.

A three-tier hierarchy has been established to classify the inputs used for fair value measurements. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | December 31, 2010	13

Notes to Financial Statements	AVS Listed Private Equity Portfolio
December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments
Level 2 –	Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

For the year ended December 31, 2010, the Portfolio did not have any  significant transfers between Level 1 and Level 2 securities. For the year ended December 31, 2010, the Portfolio did not have any significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions: Investment transactions are accounted for on the date the  investments are purchased or sold (trade date). Realized gains and losses from investment transactions are determined on an identified cost basis, which is the same basis the Portfolio uses for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recorded on the ex-dividend date.

Foreign Securities: The Portfolio may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate the Portfolio, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign exchange rates are included in net realized gain or loss on foreign currency transactions and net change in unrealized appreciation or depreciation on translation of assets and liabilities in foreign currencies’ line items, respectively.

Expenses: Each Class of shares shall bear expenses, not including advisory or custodial fees or other expenses related to the management of the Portfolio’s assets that are directly attributable to the kind or degree of services rendered to that Class (“Class Expenses”). Expenses that cannot be directly attributed to a class are apportioned among the Classes based on average net assets.

Expenses, including the management fee or the fee of other service providers, may be waived or reimbursed by the Portfolio’s investment adviser, sub-adviser, principal underwriter, or any other provider of services to the Portfolio with respect to each Class of the Portfolio on a class by class basis.

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AVS Listed Private Equity Portfolio	Notes to Financial Statements
December 31, 2010

Income Taxes: For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code by distributing substantially all of its investment company taxable net income, including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

During the fiscal year ended December 31, 2010, the Portfolio did not have a liability for any unrecognized tax benefits in the accompanying Financial Statements. The Portfolio files income tax returns in the U.S. federal jurisdiction and Colorado. For the initial year ended December 31, 2008, and the fiscal years ended December 31, 2009, and December 31, 2010 the Portfolio’s returns are open to examination by the appropriate taxing authorities.

The Treasury Department has issued Regulations under Internal Revenue Code Section 817(h) that pertain to diversification requirements for variable annuity and variable life insurance contracts. The Portfolio intends to comply with the diversification requirements.

Distributions to Shareholders: The Portfolio currently intends to declare and pay dividends, if any, on an annual basis. All dividends and capital gains distributions paid by the Portfolio will be automatically reinvested, at net asset value, in additional shares of the Portfolio unless otherwise indicated. There is no fixed dividend rate and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. Any net capital gain earned by the Portfolio is distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Portfolio on the ex-dividend date.

The tax character of the distributions paid by the Portfolio for the year ended December 31, 2010 is as follows:

Distributions Paid From:

Ordinary Income	$2,177,524
Long-Term Capital Gain	250,731
Tax Return of Capital	36,456

Total	$2,464,711

2. FEDERAL TAXES:

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

(Over)/Undistributed Ordinary Income	$–
Accumulated Capital Gain/(Loss)	–
Unrealized Appreciation	124
Other Cumulative Effect of Timing Differences	–
Total	$124

Annual Report | December 31, 2010	15

Notes to Financial Statements	AVS Listed Private Equity Portfolio
December 31, 2010

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under generally accepted accounting principles. Accordingly, for the period ended December 31, 2010, certain differences were reclassified. These differences were primarily due to the differing tax treatment of passive foreign investment company and partnership differences. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Undistributed Net Investment Income	$1,391,322
Accumulated Realized Gain	(1,391,320)
Paid-in Capital	$(2)

At December 31, 2010, the Portfolio has no unused capital loss carryovers.

The Portfolio used capital loss carryforwards of $236,591 respectively, to offset taxable capital gains realized during the year ended December 31, 2010.

3. INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

ALPS Advisors, Inc. (the “Advisor” or “AAI”), subject to the authority of the Trustees, is responsible for the overall management and administration of the Portfolio’s business affairs. The Advisor has delegated daily management of Portfolio assets to Red Rocks Capital, LLC (the “Sub-Advisor” or “RRC”), who is paid by the Advisor and not the Portfolio. The Sub-Advisor is engaged to manage the investments of the Portfolio in accordance with its investment objective, policies and limitations and any investment guidelines established by the Advisor and the Trustees.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Portfolio pays the Advisor an annual management fee of 0.85% based on the Portfolio’s average daily net assets. The management fee is paid on a monthly basis. The Advisor pays the Sub-Advisor an annual sub-advisory management fee of 0.57% based on the Portfolio’s average daily net assets. The sub-advisory management fee is paid on a monthly basis.

The Advisor and Sub-Advisor have given a contractual agreement to the Portfolio to limit the amount of the Portfolio’s total annual expenses, exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 1.15% of the Portfolio’s average daily net assets. This agreement is in effect through May 1, 2011 and is reevaluated on an annual basis.

During the year ended December 31, 2010, the Portfolio was reimbursed $418 by the Sub-Adviser for a trading error.

4. OTHER AGREEMENTS

Distribution Agreement: ALPS Distributors, Inc. (an affiliate of ALPS and AAI) (the “Distributor” or “ADI”) serves as the principal underwriter and national distributor for the shares of the Portfolio pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Portfolio, and ADI has agreed to use its best efforts to solicit orders for the sale of Portfolio shares, although it is not obliged to sell any particular amount of shares. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

16	www.alpsfunds.com

AVS Listed Private Equity Portfolio	Notes to Financial Statements
December 31, 2010

The Trustees have adopted a separate plan of distribution for each Class pursuant to Rule 12b-1 under the 1940 Act for the Portfolio (each, a “Distribution Plan” and collectively, the “Distribution Plans”). The Class I shares have adopted a Defensive Distribution Plan that recognizes that AAI may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services. The Class II Distribution Plan permits the use of the Portfolio’s assets to compensate the Distributor for its services and costs in distributing shares and servicing shareholder accounts.

The annual 12b-1 fee rates for the Portfolio by share Class are outlined below. These are shown as a percentage of average annual net assets.

Class I	0.00%
Class II	0.25%

Fund Accounting and Administration Agreement: ALPS (an affiliate of ADI and AAI) serves as administrator to the Portfolio and has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to an Administrative Agreement, ALPS will provide operational services to the Portfolio including, but not limited to fund accounting, fund administration, and generally assist in the Portfolio’s operations. The Annual Administrative Fee will be billed monthly, in the amount of (i) 8 basis points of the Trust’s average net assets between $0 – $500 million; and (ii) 6 basis points of the Trust’s average net assets between $500 million – $1 billion; and (iii) 4 basis points of the Trust’s average net assets over $1 billion.

Transfer Agency and Service Agreement: ALPS serves as Transfer Agent to the Portfolio pursuant to a Transfer Agency and Services Agreement with the Advisor. As Transfer Agent, ALPS has, among other things, agreed to (a) issue and redeem shares of the Portfolio; (b) make dividend and other distributions to shareholders of the Portfolio; (c) effect transfers of shares; (d) mail communications to shareholders of the Portfolio, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports; and (f) maintain shareholder accounts.

5. TRUSTEES AND OFFICERS

The overall responsibility for oversight of the Portfolio rests with the Board of Trustees of the Trust. As of December 31, 2010, there were four Trustees, three of whom are “Independent Trustees” of the Portfolio within the meaning of that term under the 1940 Act. Each Independent Trustee receives an annual retainer of $6,000, per meeting fee of $1,000, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. The Interested Trustee of the Trust, within the meaning of that term under the 1940 Act, receives no compensation from the Portfolio.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | December 31, 2010	17

Report of Independent Registered Public Accounting Firm	AVS Listed Private Equity Portfolio

To the Board of Trustees and Shareholders of ALPS Variable Insurance Trust:

We have audited the accompanying statement of assets and liabilities (liquidation basis) of the AVS Listed Private Equity Portfolio of the ALPS Variable Insurance Trust (the “Trust”) as of December 31, 2010, and the related statements of operations (liquidation basis), changes in net assets (liquidation basis), and the financial highlights for the year then ended. We have also audited the statement of changes in net assets for the year ended December 31, 2009 and the financial highlights for the year ended December 31, 2009 and the period April 30, 2008 (inception) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AVS Listed Private Equity Portfolio of the ALPS Variable Insurance Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and the period from April 30, 2008 (inception) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, on September 20, 2010, the Board of Trustees authorized an orderly liquidation of the AVS Listed Private Equity Portfolio, which was completed on January 7, 2011.

Deloitte & Touche LLP

Denver, Colorado

February 25, 2011

18	www.alpsfunds.com

AVS Listed Private Equity Portfolio	Additional Information
December 31, 2010 (Unaudited)

1. PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Portfolio’s Forms N-Q are available without a charge, upon request, by contacting your insurance company or plan sponsor, by calling (866) 514-3949 or by accessing the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplication fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following e-mail address: publicinfo@sec.gov.

2. PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

Portfolio policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Portfolio for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting your insurance company or plan sponsor, by calling (866) 514-3949 or by accessing the Commission website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for the fiscal year ended December 31, 2010:

Corporate Dividend Received Deduction	0.20%

4. DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

On September 13, 2010, the Trust’s Board of Trustees (the “Trustees”) met in person to discuss, among other things, the renewal and approval of the Investment Advisory and Management Agreement (“Advisory Agreement”) between the Trust and ALPS Advisors and the Investment Subadvisory Agreement (“Sub-Advisory Agreement”) among the Trust, ALPS Advisors and Red Rocks for the Portfolio in accordance with Section 15(c) of the Investment Company Act of 1940. It was also noted that the Independent Trustees met with independent legal counsel during executive session and had discussed the Advisory Agreement, the Sub-Advisory Agreement and other related materials.

In approving the Advisory and Sub-Advisory Agreements, the Trustees, including the Independent Trustees, considered the following factors with respect to the Portfolio:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by (a) the Trust, on behalf of the Portfolio, to ALPS Advisors of 0.85% of the Portfolio’s daily average net assets and (b) by ALPS Advisors to Red Rocks of 0.57% based on the Portfolio’s average net assets, in light of the extent and quality of the advisory services provided by the ALPS Advisors and Red Rocks to the Portfolio.

The Board received and considered information comparing the Portfolio’s contractual advisory fees and overall expenses with those of funds in both the relevant expense group and universe of

Annual Report | December 31, 2010	19

Additional Information	AVS Listed Private Equity Portfolio
December 31, 2010 (Unaudited)

funds provided by Lipper, an independent provider of investment company data, as well as the Portfolio’s direct competitors.

Based on such information, the Trustees further determined that the contractual annual advisory fees set forth above and the total expense ratio (after waivers) of 1.15% and 1.40% for Class I and Class II shares, respectively, of the Portfolio, taking into account the contractual fee waivers in place, are comparable to others within such Fund’s peer universe.

Nature, Extent and Quality of the Services under the Advisory Agreement and the Sub-Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Investment Advisory and Management Agreement and the Investment Subadvisory Agreement. The Trustees reviewed certain background materials supplied by ALPS Advisors and Red Rocks in each of their presentations, including their Forms ADV.

The Trustees reviewed and considered ALPS Advisors’ and Red Rocks’ investment advisory personnel, their history as asset managers, their performance and the amount of assets currently under management by ALPS Advisors and Red Rocks. The Trustees also reviewed the research and decision-making processes utilized by ALPS Advisors and Red Rocks, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Portfolio.

The Trustees considered the background and experience of ALPS Advisors’ and Red Rocks’ management in connection with the Portfolio, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying compliance-related materials and also noted that they have received reports on these services and compliance issues from ALPS Advisors and Red Rocks at each regular Board meeting throughout the year related to the services rendered by ALPS Advisors and Red Rocks with respect to the Portfolio.

Portfolio Performance: The Trustees reviewed performance information for the Portfolio for the one-year and since inception (April 30, 2008) for the periods ended June 30, 2010. That review included a comparison of the Portfolio’s performance to the performance of a group of comparable funds selected by Lipper. The Trustees also considered Red Rocks’ representations about the effect of market turmoil during prior periods on the Portfolio’s performance. The Trustees also considered Red Rocks’ performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

The Advisers’ Profitability: The Trustees received and considered a profitability analysis prepared by ALPS Advisors based on the fees payable under the Investment Advisory and Management Agreement. Based on the allocation methodologies used by ALPS Advisors, the Trustees considered the losses realized by ALPS Advisors in connection with the operation of the Portfolio. The Board then reviewed and discussed ALPS Advisors’ and Red Rocks’ financial materials in order to analyze the financial condition and stability and profitability of each adviser.

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AVS Listed Private Equity Portfolio	Additional Information
December 31, 2010 (Unaudited)

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The Trustees considered whether any economies of scale, fall-out benefits or any other direct or indirect benefits would accrue to ALPS Advisors or Red Rocks from their relationship with the Trust.

Other Benefits to the Advisers: The Trustees reviewed and considered any other benefits derived or to be derived by ALPS Advisors and Red Rocks from their relationship with the Portfolio, including soft-dollar arrangements.

The Board summarized its deliberations with respect to the Investment Advisory and Management Agreement with ALPS Advisors and the Investment Subadvisory Agreement with Red Rocks. In selecting ALPS Advisors and Red Rocks and approving the investment advisory and sub-advisory agreements and fees under such agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the investment advisory and sub-advisory agreements. Further, the Trustees, including all of the Independent Trustees, concluded that:

•	the performance of the Portfolio and the investment advisory fees to be received by ALPS Advisors with respect to the Portfolio were comparable to others within the Portfolios peer universe;
•	the nature, extent and quality of services rendered by ALPS Advisors under the Investment Advisory and Management Agreement and by Red Rocks under the Investment Subadvisory Agreement were adequate;
•

the profit, if any, anticipated to be realized by ALPS Advisors in connection with the operation of the Portfolio is not unreasonable, especially in light of the fee waiver agreement among the Trust, ALPS Advisors and Red Rocks; and

•	there were no material economies of scale or material other benefits accruing to ALPS Advisors or Red Rocks in connection with its relationship with the Portfolio.

Based on the Trustees’ deliberations and their evaluation of the information described above, all of the Trustees, including a majority of the Independent Trustees in person at the Meeting concluded that ALPS Advisors and Red Rocks compensation for investment advisory services is consistent with the best interests of the Portfolio and its shareholders.

Annual Report | December 31, 2010	21

Trustees and Officers	AVS Listed Private Equity Portfolio
December 31, 2010 (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the state of Delaware and the Trust’s Declaration of Trust and Bylaws. Information pertaining to the Trustees and Officers of the Trust is set forth below.

Each Trustee serves for an indefinite term, until his or her resignation, death or removal. The following is a list of the Trustees and Executive Officers of the Trust and their principal occupations over the last five years along with the number of portfolios in the Portfolio complex overseen by and the other directorships held by each Trustee. Additional information about the Trust’s Trustees can be found in the Statement of Additional Information, which is available without charge, upon request, by contacting your insurance company or plan sponsor, by calling (866) 514-3949, or by accessing the Portfolio website at http://www.lpefund.com.

INDEPENDENT TRUSTEES:

Name, Address* and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by the Trustee During the Past Five Years

Mary K. Anstine, age 70	Trustee	Ms. Anstine was appointed as a Trustee at the April 1, 2008 meeting of the Board of Trustees.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance Denver, Colorado, and former Executive Vice President of First Inter-state Bank of Denver. Ms. Anstine is also Trustee/Director of the AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	24	Ms. Anstine is a Trustee of ALPS ETF Trust (10 funds); Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (11 funds) Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

*	All communications to Trustees and Officers may be directed to ALPS Variable Insurance Trust 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all of the Trust and any other investment companies for which ALPS Advisors, Inc. or Red Rocks Capital LLC provides investment advisory services.

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AVS Listed Private Equity Portfolio	Trustees and Officers
December 31, 2010 (Unaudited)

Name, Address* and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by the Trustee During the Past Five Years
Jeremy W. Deems, age 34	Trustee	Mr. Deems was appointed as a Trustee at the April 1, 2008 meeting of the Board of Trustees.	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	24	Mr. Deems is a Trustee of ALPS ETF Trust (10 funds); Financial Investors Variable Insurance Trust (5 fund); Financial Investors Trust (11 funds); and Reaves Utility Income Fund (1 fund).
Clyde Douglas Kelso, III, age 64	Trustee	Mr. Kelso was appointed as a Trustee at the June 9, 2008 meeting of the Board of Trustees.	Mr. Kelso is Executive Vice President of Evolve Bank and Trust. Prior to joining Evolve Bank and Trust, Mr. Kelso worked as a consultant to banking and trust companies from January 2007 to October 2007. Prior to this, Mr. Kelso served as President of FMT Capital Management, Inc. from 2003 to 2006.	1	None

*	All communications to Trustees and Officers may be directed to ALPS Variable Insurance Trust 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all of the Trust and any other investment companies for which ALPS Advisors, Inc. or Red Rocks Capital LLC provides investment advisory services.

Annual Report | December 31, 2010	23

Trustees and Officers	AVS Listed Private Equity Portfolio
December 31, 2010 (Unaudited)

INTERESTED TRUSTEES:

Name, Address* and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by the Trustee During the Past Five Years
Jeremy O. May, age 40	President	Mr. May was elected as President and Trustee at the April 1, 2008 meeting of the Board of Trustees.	Mr. May joined ALPS in 1995 and is currently President and Director of AFS and Executive Vice President and Director of AHI, AAI, ADI and FDI. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is also President, Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and the Audit Committee of the University of Colorado Foundation.	1	Mr. May is a Trustee of Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to ALPS Variable Insurance Trust 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all of the Trust and any other investment companies for which ALPS Advisors, Inc. or Red Rocks Capital LLC provides investment advisory services.

24	www.alpsfunds.com

AVS Listed Private Equity Portfolio	Trustees and Officers
December 31, 2010 (Unaudited)

OFFICERS:

Name, Address* and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years**
Melanie Zimdars, Age 34	Chief Compliance Officer (“CCO”)	Ms. Zimdars was elected as Chief Compliance Officer at the December 7, 2009 meeting of the Board of Trustees.

Ms. Zimdars currently serves as Deputy Chief Compliance Officer at ALPS Fund Services, Inc. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Fund and served as Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. From 2001 until joining Wasatch in 2005, she was a Compliance Officer for U.S. Bancorp Fund Services, LLC. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also CCO of ALPS ETF Trust, Financial Investors Variable Insurance Trust, EGA Emerging Global Shares Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.

Kimberly R. Storms, age 38	Treasurer	Ms. Storms was elected as Treasurer at the April 1, 2008 meeting of the Board of Trustees.

Ms. Storms is Director of Fund Administration and Senior Vice President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS ETF Trust; Assistant Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, and Financial Investors Trust; and Assistant Secretary of Ameristock Mutual Fund, Inc.

Jennifer A. Craig, age 37	Secretary	Ms. Craig was elected as Secretary at the December 8, 2008 meeting of the Board of Trustees.

Ms. Craig joined ALPS as Paralegal in January 2007. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to ALPS Variable Insurance Trust 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Annual Report | December 31, 2010	25

RED ROCKS
AVS LISTED PRIVATE EQUITY PORTFOLIO
An ALPS Advisors, Inc. Solution

This report must be preceded or accompanied by a prospectus.
ALPS Distributors, Inc., distributor for the AVS Listed Private Equity Portfolio.

AVS000208 8/31/11

Item 2.	Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: For the Registrant’s fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements were $20,000 and $30,100, respectively.

(b)

Audit-Related Fees: For the Registrant’s fiscal years ended December 31, 2010 and December 31, 2009, there were no fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported in paragraph (a) of this Item 4.

(c)

Tax Fees: For the Registrant’s fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $6,175 and $6,175, respectively. The fiscal year 2010 and 2009 tax fees were for services pertaining to federal and state income tax return review, review of year end dividend distributions and excise tax preparation.

(d)

All Other Fees: For the Registrant’s fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant to the Registrant and its affiliates for the fiscal years ended December 31, 2010 and December 31, 2009 were $201,175 and $134,175, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $6,175 in 2010 and $6,175 in 2009 as described in response to paragraph (c) of this Item 4 and (ii) ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $195,000 in 2010 and $128,000 in 2009. The non-audit fees billed to AFS related to SAS 70 services and other compliance-related matters.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)

Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-22133, on March 6, 2009.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS VARIABLE INSURANCE TRUST

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	March 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	March 8, 2011

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	March 8, 2011